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                                                                   Exhibit 10.7


$519,304.84                                                    October 31, 1996
                                                               Fairfax, Virginia

                               DEED OF TRUST NOTE
                               ------------------

      FOR VALUE RECEIVED, the undersigned, Serenity Real Properties Limited Partnership (the "Maker"), formerly known as Versatility Real Properties Limited Partnership, promises to pay to the order of Versatility Inc. (the "Holder"), a Delaware corporation, at 11781 Lee Jackson Memorial Highway, Suite 600, Fairfax, VA 22033, or at such other place as the Holder may from time to time designate in writing, the principal sum of $519,304.84 and to pay simple interest on that principal sum at the prime rate as determined by Silicon Valley Bank (the "Bank"), which rate shall change when and as the prime rate of the Bank shall change (the "Prime Rate"), provided that the rate of interest shall never exceed the maximum permitted by law. Any change in interest rate resulting from a change in the Prime Rate shall be effective at the beginning of the business day on which such change in the Prime Rate becomes effective.

      This Note is given by the Maker for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

      The principal of this Note shall be payable on the earlier of (i) the sale of refinancing of the Property or any transfer of any interest herein, (ii) one year from the date hereof, or (iii) demand by Holder. Interest due under this Note shall begin to accrue on the date first noted above and shall be payable semi-annually commencing on the date six months from such date until all principal and interest are paid in full.

      THIS NOTE IS SECURED BY A CERTAIN DEED OF TRUST OF EVEN DATE HEREWITH (THE "DEED OF TRUST") FROM THE MAKER, CONVEYING TO THE TRUSTEES NAMED THEREIN, FOR THE BENEFIT OF THE HOLDER, THE PROPERTY.

      All payments of principal and interest shall be payable in lawful money of the United States and in immediately available funds, without offset, on the date when due at the place designated by the Holder.

      In the event that the Maker fails to make any payment under this Note on the date when such payment is due and such failure continues for more than fifteen (15) days, the Maker shall pay to the Holder, upon demand therefor, a late charge equal to five percent (5%) of the total amount of the delinquent payment.

      If the Maker fails to make any payment under this Note when due and such failure continues unremedied for twenty (20) days after written notice therefor from the Holder to the Maker, then, in such event, the entire principal balance hereof and all accrued and unpaid interest shall at once become due and payable at the option of the Holder, without further demand or notice, and in addition thereto, and not in substitution therefor. Failure to exercise or delay in exercising said option or to pursue such other rights and remedies shall not constitute a waiver of such option or such other rights and remedies or of the right to exercise any of the same in the event of any subsequent default.

      The Maker may repay this Note, in whole or in part, at any time and from time to time without premium or penalty.






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     Each party liable hereon in any capacity, whether as Maker, endorser, surety, guarantor or otherwise (whether one or more hereinafter called an "Obligor"), (i) waives its homestead exemption, (ii) waives presentment, demand, protest and notice of presentment, notice of protect and notice of dishonor of this debt and each and every other notice of any kind respecting this Note,
(iii) agrees that the Holder, at any time or times, without notice to it or its consent, may grant extensions of time, without limit as to the number or the aggregate period of such extensions, for the payment of any principal due hereon, and (iv) to the extent not prohibited by law, waives the benefit of any law or rule of law intended for its advantage or protection as an Obligor hereunder or providing for its release or discharge from liability hereon, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due hereunder. No renewal or extension of this Note, and no delay in enforcement of this Note or in exercising any right, power or remedy hereunder, provided by applicable law, or otherwise shall affect the liability of any Obligor.

     Whenever used herein, the words "Maker," "Holder" and "Obligor" shall be deemed to include their respective heirs, legal representatives, successors and assigns. All words used herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the identity of the person or entity or the context may require.

     In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

     Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceeding (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, the Maker agrees to pay on demand, in addition to the principal and all accrued and unpaid interest due hereon, all costs of collection or attempting to collect this Note, including reasonable attorneys' fees and expenses.

     Any filing of voluntary or involuntary bankruptcy affecting the Maker or appointment of a receiver or a composition with creditors shall constitute an immediate demand for all amounts due under this Note.

     No provision hereof may be waived or modified orally, but all such waivers or modifications shall be in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     This Note shall be governed by and construed under and in accordance with the laws of the Commonwealth of Virginia.

     All notices, demands, requests, consents or approvals required under this Note shall be in writing and shall be deemed to have been properly given when hand delivered or when mailed by first class certified or registered mail, return receipt requested, postage prepaid, to the following addresses:





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            If to Holder:

               Versatility Inc.
               c/o Donald Yount, CFO
               11781 Lee Jackson Memorial Highway, Suite 600
               Fairfax, VA 22033

            If to Maker:

               Serenity Real Properties Limited Partnership
               c/o Ronald R. Charnock
               11781 Lee Jackson Memorial Highway, Suite 600
               Fairfax, VA 22033

     The Maker hereby waives any and all rights to trial by jury fully to the extent that any such right shall now or hereafter exist in any claim, action, proceeding or counterclaim by either party against the other on any matters arising out of or in any way connected with this Note.

     The Maker hereby agrees that any action or proceeding under this Note may be commenced against it in any court of competent jurisdiction within the Commonwealth of Virginia, by service of process upon any attorney-in-fact as designated by the Holder within this Commonwealth. The Maker agrees that any such suit, action or proceeding arising out of or relating to this Note may be instituted in the Circuit Court for the County of Fairfax, Virginia, or in the United States District Court for the Eastern District of Virginia at the option of the Holder; and the Maker hereby waives any objection to the venue of any such suit, action or proceeding. Nothing herein shall affect the right of the Holder to accomplish service of process in any other manner permitted by law.

     IN WITNESS WHEREOF, the undersigned have duly executed this Note as of the day and year first hereinabove set forth.



                                         MAKER:

                                         Serenity Real Properties Limited
                                            Partnership
                                         (Formerly known as Versatility Real
                                            Properties Limited)


                                         By: /s/ Ronald R. Charnock
                                             ----------------------------------
                                             Serenity, L.L.C., General Partner
                                             By Ronald R. Charnock, Member
WITNESS:


/s/ D. C. Yount                           Date: 10/31/96
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